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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-8 of Internet America, Inc. (Nos. 333-70461, 333-72109, 333-72111,
333-77153, 333-80277 and 355-80285) of our report dated August 13, 1999,
September 10, 1999 as to the fourth paragraph of Note 12, appearing in the Annual Report on Form 10-K of Internet America, Inc. for the year ended June 30, 1999.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas

September 15, 1999